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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 7, 2000


                               THESTREET.COM, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                            0-025779                      06-1515824
(State or other                (Commission File Number)           (IRS Employer
jurisdiction of incorporation)                               Identification No.)


14 Wall St.,14th Floor New York, New York                               10005
(Address of principal executive offices)                             (Zip Code)

                                 (212) 321-5000
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

On August 7, 2000, TheStreet.com, Inc., a Delaware corporation (the "Registrant"), entered into a Securities Purchase Agreement with Go2Net, Inc. ("Go2Net") and Vulcan Ventures Inc. ("Vulcan") pursuant to which, among other things, the Registrant sold to each of Go2Net and Vulcan 670,167 shares of its common stock, par value $.01 per share, at a purchase price of $5.56 per share. In addition, the Registrant granted each of Go2Net and Vulcan an option to purchase up to an additional 7.45% (for a total of 14.9%) of the Registrant's shares of common stock outstanding immediately after the issuance of such stock, at a purchase price of $13.50 per share. Each option is exercisable for the next 6 months.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. Attached as Exhibit 5.1 to this Form 8-K is the Securities Purchase Agreement dated August 7, 2000 among the Registrant, Go2Net and Vulcan.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, TheStreet.com, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THESTREET.COM, INC.


                                        By: /s/ Thomas J. Clarke
                                          -----------------------------
                                          Thomas J. Clarke
                                          President and Chief Executive Officer

August 8, 2000

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                                  EXHIBIT INDEX

                                                                            Page

5.1  Securities Purchase Agreement dated August 7, 2000 among                 5
     The Street.com, Inc., Go2Net, Inc. and Vulcan Ventures Inc.


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